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                                                                   EXHIBIT 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated May 2, 1997, with respect to the financial statements and schedule of WebTV Networks, Inc. included in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-26411).

                                          Ernst & Young LLP

Palo Alto, California
June 13, 1997